Exhibit 10.14

SOUTHEASTERN GROCERS, INC.
AMENDED AND RESTATED 2018 OMNIBUS EQUITY INCENTIVE PLAN

Article 1.                    Establishment & Purpose

1.1                               Establishment. Southeastern Grocers, Inc., a Delaware corporation (the “Company”), hereby establishes the Amended and Restated 2018 Omnibus Equity Incentive Plan (this “Plan”) as set forth herein.

1.2                               Purpose of this Plan. The purpose of this Plan is to attract, retain and motivate the employees, non-employee directors, individual consultants and independent contractors of the Company and its Subsidiaries and Affiliates and to promote the success of the Company’s business by providing them with appropriate incentives and rewards either through a proprietary interest in the long-term success of the Company or compensation based on fulfilling certain performance goals.

Article 2.                    Definitions

Capitalized terms used and not otherwise defined herein shall have the meanings set forth below.

2.1                               “Affiliate” has the meaning set forth in the Stockholders Agreement.

2.2                               “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

2.3                               “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award that is granted under this Plan.

2.4                               “Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award, or (b) a written statement signed by an authorized officer of the Company to a Participant describing the terms and provisions of the actual grant of such Award.

2.5                               “Board” means the Board of Directors of the Company.

2.6                               “Cause” means, with respect to the termination by the Company or a Subsidiary of the Participant’s Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Participant and the Company or a Subsidiary, or in the absence of such then-effective written agreement and definition, means the occurrence of any of the following events or conditions: (i) the Participant’s willful failure to substantially perform the Participant’s assigned duties or responsibilities as a service provider of the Company or a Subsidiary, (ii) the Participant’s engagement in any act of fraud, embezzlement, or other illegal conduct detrimental to the Company or a Subsidiary, (iii) the Participant’s willful violation of any federal or state law or material regulation applicable to the Company’s or the Subsidiary’s business, (iv) the Participant’s material breach of any confidentiality agreement or invention assignment agreement between the Participant and the Company or a Subsidiary, (v) the Participant’s conviction of or entry into a plea of nolo contendere to a felony or any other crime involving moral turpitude, or (vi) intentional misconduct as an officer or employee of the Company or a Subsidiary or a material violation by the Participant of a material written policy of the

Company or a Subsidiary.  “Cause” shall exist only after written notice has been delivered to the Participant describing the specified conduct at issue, with a declaration that such conduct constitutes, in the Company’s opinion, grounds for termination for Cause and describing the specific actions to be taken by the Participant to cure such conduct (if curable) and either (A) a reasonable opportunity has elapsed for the Participant to cure such conduct (if curable and which cure period shall not be more than thirty (30) days) and such conduct was not corrected or remedied to the reasonable satisfaction of the Company, or (B) the Participant repeats the conduct described in such written notice after receipt thereof.

2.7                               “Change in Control” means (i) any transaction or series of related or unrelated transactions in which any person or entity or group of Persons, other than the Fidelity Stockholders or Osterweis Stockholders (as defined in the Stockholders Agreement), acquires, whether by purchase, exchange, tender offer, merger, consolidation, recapitalization or otherwise, Common Stock or Common Stock Equivalents (as defined in the Stockholders Agreement) of the Company (or equity in a successor corporation by merger, consolidation or otherwise) such that, following such transaction or transactions, such Person or group and their respective affiliates collectively beneficially own fifty percent (50%) or more of the voting power at elections for the Board or the comparable governing body of any successor to the Company; or (ii) the sale or transfer of at least a majority of the assets of the Company (other than to the Fidelity Stockholders or Osterweis Stockholders); provided, that solely to the extent necessary to comply with Section 409A with respect to the payment of deferred compensation, “Change in Control” shall be limited to a “change in control event” as defined in Treasury Regulations Section 1.409A-3(i)(5) prescribed pursuant to Section 409A.

2.8                               “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9                               “Committee” means the Board, or any committee thereof designated by the Board to administer this Plan in accordance with Article 3 of this Plan.

2.10                        “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company to render consulting or advisory services to the Company.

2.11                        “Director” means a member of the Board who is not an Employee.

2.12                        “Eligible Person” means an Employee, Director, individual consultant or individual independent contractor of the Company or any Subsidiary or Affiliate.

2.13                        “Employee” means an officer or other employee of the Company or any Subsidiary or Affiliate, including a member of the Board who is such an employee.

2.14                        “Fair Market Value” means, as of any day, with respect to the Shares:

(a)                                 if the Shares are immediately and freely tradable on a stock exchange or in over-the-counter market, the closing price per Share on the preceding day, or if no trades were made on such date, the immediately preceding day on which trades were made; or

(b)                                 in the absence of such a market for the Shares, the fair value per Share as determined in good faith by the Board and, for the purpose of determining the Option Price or grant price of an Award, consistent with the principles of Section 409A, and in accordance with applicable law.

2.15                        “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option in accordance with Article 6 of this Plan.

2.16                        “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.17                        “Option” means any Option granted from time to time under Article 6 of this Plan.

2.18                        “Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 of this Plan.

2.19                        “Other Stock-Based Award” means any Award granted under Article 10 of this Plan.

2.20                        “Participant” means any Eligible Person as set forth in Section 4.1 to whom an Award is granted.

2.21                        “Permanent Disability” has the meaning set forth below, except with respect to any Participant who is engaged by the Company or one of its Affiliates pursuant to an effective written Service agreement in which there is a definition of “Permanent Disability” or an equivalent term, in which event the definition of “Permanent Disability” as set forth in such Service agreement shall be deemed to be the definition of “Permanent Disability” herein solely for such Participant and only for so long as such employment agreement remains effective. In all other events, the term “Permanent Disability” means: a determination by independent competent medical authority (selected by the Board) that the Participant is unable to perform the Participant’s duties, and in all reasonable medical likelihood such inability shall continue for a consecutive period of 90 days or for a period in excess of 120 days in any 365-day period.

2.22                        “Person” has the meaning set forth in the Stockholders Agreement.

2.23                        “Restricted Stock” means any Award granted under Article 8 of this Plan.

2.24                        “Restricted Stock Unit” means any Award granted under Article 9 of this Plan.

2.25                        “Restriction Period” means the period during which Restricted Stock awarded under Article 8 of this Plan is restricted.

2.26                        “Section 409A” means Section 409A of the Code together with all regulations, guidance, compliance programs and other interpretative authority thereunder.

2.27                        “Service” means service as an Employee, Director or Consultant. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Subsidiary notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant provides services ceasing to be a Subsidiary.  Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiary, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director or Consultant (in each case, except as otherwise provided in the Award Agreement).  Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Subsidiary, service as an Employee, Director or Consultant for such Subsidiary following such spin-off shall be deemed to be

Service for purposes of the Plan and any Award under the Plan.  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Nonqualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

2.28                        “Share” means a share of common stock of the Company, par value $0.001 per share, or such other class or kind of shares or other securities resulting from the application of Article 11 of this Plan.

2.29                        “Stock Appreciation Right” means any right granted under Article 7 of this Plan

2.30                        “Stockholders Agreement” means that certain Stockholders Agreement of the Company entered into as of May 31, 2018, by and among the Company and the stockholders listed on the signature pages thereto, as may be amended from time to time.

2.31                        “Subsidiary” has the meaning set forth in the Stockholders Agreement.

Article 3.                    Administration

3.1                               Authority of the Committee. This Plan shall be administered by the Committee, which shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine the Eligible Persons to whom Awards shall be granted under the Plan, (b) prescribe the restrictions, terms and conditions of all Awards, (c) interpret the Plan and terms of the Awards, (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (e) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (f) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (g) make all determinations it deems advisable for the administration of the Plan, (h) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (i) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (j) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change in Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement or otherwise), and (k) adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or who provide Services outside of the United States. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan, including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties.

3.2                               Delegation. The Committee may delegate to one or more of its members, one or more officers of the Company or any Subsidiary or one or more agents or advisors such administrative duties or powers as it may deem advisable.

Article 4.                                                  Eligibility and Participation

4.1                               Eligibility. Participants will consist of such Eligible Persons as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards under this Plan; provided, however, that Options and Stock Appreciation Rights may only be granted to those Eligible Persons with respect to whom the Company is an “eligible issuer” within the meaning of Section 409A. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year.

4.2                               Type of Awards. Awards under this Plan may be granted in any one or a combination of: (a) Options; (b) Stock Appreciation Rights; (c) Restricted Stock; (d) Restricted Stock Units; and (e) Other Stock-Based Awards. Awards granted under this Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards, including, without limitation restrictive covenants, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of this Plan and any such Award Agreement, the provisions of this Plan shall prevail, except as expressly provided otherwise in any such Award Agreement.

Article 5.                    Shares Subject to this Plan; Maximum Awards

5.1                               Number of Shares Available for Awards.

(a)                                 Shares. Subject to adjustment as provided in this Article 5 and Article 13 of the Plan, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 1,169,591. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

(b)                                 Additional Shares. In the event that any outstanding Award expires or is forfeited, cancelled or otherwise terminated without consideration (i.e., Shares or cash) therefor, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement, shall again be available for Awards under this Plan; provided, that any Shares tendered to or withheld by the Company as part or full payment for the purchase price, Option Price or grant price of an Award or to satisfy all or part of the Company’s tax withholding obligation with respect to an Award shall not again be available for Awards. If the Committee authorizes the assumption under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not reduce the maximum number of Shares available for issuance under this Plan.

Article 6.                    Options

6.1                               Grant of Options. The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options; provided, that Options granted to Directors shall be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify under the

Code as an Incentive Stock Option, be treated as a Nonqualified Stock Option. None of the Committee, the Company, any of its Subsidiaries or Affiliates or any of their employees or representatives shall be liable to any Participant or to any other Person if it is determined that an Option intended to be an Incentive Stock Option does not qualify under the Code as an Incentive Stock Option. Each Option shall be evidenced by an Award Agreement that shall state the number of Shares covered by such Option. Such Award Agreement shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

6.2                               Option Price. The Option Price shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

6.3                               Option Term. The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than ten years.

6.4                               Time of Exercise. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve as set forth in each Award Agreement, which terms and restrictions need not be the same for each grant or for each Participant.

6.5                               Method of Exercise. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date full payment is received by the Company pursuant to clauses (a), (b), (c), (d), or (e) of the following sentence (including the applicable tax withholding pursuant to Section 15.3). The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise: (a) in cash or its equivalent (e.g., by cashier’s check); (b) to the extent permitted by the Committee, in Shares (whether or not previously owned by the Participant) having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; (c) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (b) above); (d) to the extent permitted by the Committee, by reducing the number of Shares otherwise deliverable upon the exercise of the Option by the number of Shares having a Fair Market Value equal to the Option Price, net of withholding; or (e) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.

6.6                               Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and of any “parent corporation” or “subsidiary corporation” shall not exceed $100,000 or the Option shall be treated as a Nonqualified Stock Option, but only to the extent of that portion of the Option in excess of the limit. For purposes of the preceding sentence, unless otherwise designated by the Company, Incentive Stock Options will be taken into account in the order in which they are granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded. In the case of any Option that is granted to a Participant who owns, either directly or indirectly (taking in to account the attribution rules of contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant and the maximum term shall be five (5) years.

Article 7.                    Stock Appreciation Rights

7.1                               Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of: (a) the Fair Market Value of a specified number of Shares on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.

7.2                               Terms of Stock Appreciation Right. Each Stock Appreciation Right grant shall be evidenced by an Award Agreement that shall state the grant price (which shall not be less than 100% of the Fair Market Value of a Share on the date of grant), term, methods of exercise, methods of settlement and such other provisions as the Committee shall determine. No Stock Appreciation Right shall have a term of more than ten years from the date of grant.

Article 8.                    Restricted Stock

8.1                               Grant of Restricted Stock. The Committee is hereby authorized to grant Restricted Stock to Participants. An Award of Restricted Stock is a grant by the Committee of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the occurrence of specified events. Participants shall be awarded Restricted Stock in exchange for consideration not less than the minimum consideration required by applicable law. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

8.2                               Terms of Restricted Stock Awards. Each Award Agreement evidencing a Restricted Stock grant shall specify: the Restriction Period(s); the number of Shares of Restricted Stock subject to the Award; the purchase price, if any, of the Restricted Stock; the performance, Service or other conditions (including the termination of a Participant’s Service whether due to death, Permanent Disability or other reason) under which the Restricted Stock may be forfeited to the Company; and such other provisions as the Committee shall determine. Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such Shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period). At the end of the Restriction Period, the restrictions imposed hereunder and under the Award Agreement shall lapse with respect to the number of Shares of Restricted Stock as determined by the Committee, and, except as provided in Section 15.6, the legend required by this Section 8.2 shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant’s legal representative).

8.3                               Voting and Dividend Rights. The Committee shall determine and set forth in a Participant’s Award Agreement whether or not a Participant holding Restricted Stock granted hereunder shall (a) have the right to exercise voting rights with respect to the Restricted Stock during the Restriction Period (the Committee may require a Participant to grant an irrevocable proxy and power of substitution) and/or (b) have the right to receive dividends on the Restricted Stock during the Restriction Period (and, if so, on what terms).

8.4                               Performance Goals. The Committee may condition the grant of Restricted Stock or the expiration of the Restriction Period upon the Participant’s achievement of one or more performance goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Restricted Stock to such Participant, or the Participant shall forfeit the Award of Restricted Stock to the Company, as applicable.

8.5                               Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code in respect of an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.                    Restricted Stock Units

9.1                               Grant of Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock Units to Participants. The value of each Restricted Stock Unit is equal to the Fair Market Value of a Share on the applicable date or time period of determination, as specified by the Committee. Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine. In addition, a Restricted Stock Unit may be designated as a “Performance Stock Unit,” the vesting requirements of which may be based, in whole or in part, on the attainment of pre-established business and/or individual performance goal(s) over a specified performance period.

9.2                               Vesting of Restricted Stock Units. The Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Restricted Stock Unit Award are not satisfied, the Award shall be forfeited.

9.3                               Payment of Restricted Stock Units. Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in Shares or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of a Share, determined on such date or over such time period as determined by the Committee.

9.4                               Dividend Equivalent Rights. Restricted Stock Units may be granted together with a dividend equivalent right with respect to the Shares subject to the Award, which may be accumulated and may be deemed reinvested in additional Restricted Stock Units or may be accumulated in cash, as determined by the Committee in its discretion. Any payments made pursuant to dividend equivalent rights will be paid at such times as determined by the Committee in its discretion (including without limitation at the times paid to stockholders generally or at the times of vesting or payment of the Restricted Stock Unit); provided that, dividends and other distributions made with respect to a Restricted Stock Unit that is subject to performance-based vesting shall not be paid until, and only to the extent that, the Award vests. Dividend equivalent rights may be subject to forfeiture under the same conditions as apply to the underlying Restricted Stock Units.

9.5                               No Rights as a Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement.

Article 10.             Other Stock-Based Awards

The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of Shares. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of Service, the occurrence of an event, and/or the attainment of performance objectives. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable). Each Other Stock-Based Award grant shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan.

Article 11.             Call Rights

11.1                        General. In the event that (i) a Participant’s employment or Service with the Company terminates for any reason or (ii) a Participant materially breaches any restrictive covenant (including, but not limited to, any confidentiality, non-competition, non-hire or non-solicitation obligation) in any agreement with the Company or any of its Affiliates (the occurrence of the event described in this clause (ii), a “Restrictive Covenant Breach”), then all Shares issued in respect of an Award or Awards that are not otherwise forfeited pursuant to the terms of any applicable Award Agreement will be subject to repurchase by the Company, pursuant to the terms and conditions set forth in this Section 11. In the event this Section 11 applies as a result of a Participant’s death, all references in this Section 11 to the “Participant” shall be read to apply to such Participant’s estate or the Person to whom such Participant’s Shares pass by law.

11.2                        Exercise. The Company may exercise its call option referred to in this Section 11 (the “Call Option”) with respect to all or any portion of the Shares issued in respect of an Award or Awards granted under the Plan (such Shares or Awards, the “Call Securities”) by written notice to the holder or holders of such Call Securities (the “Call Notice”) for the two year period following: (i) the date of termination of such Participant’s employment or service with the Company or (ii) the Board becoming aware of the applicable Restrictive Covenant Breach; provided that, to the extent deemed necessary by the Board, such Call Securities have been held by the Participant for the minimum required period at the time of such repurchase to avoid any adverse accounting consequences. The Call Option may be exercised one or multiple times during the periods set forth in the preceding sentence. Each Call Notice shall set forth the number and type of Call Securities to be acquired from such Participant, the aggregate consideration to be paid for such Call Securities and the time and place for the closing of such purchase by the Company.

11.3                        Purchase Price. The purchase price for the Call Securities following (i) a Participant’s termination of employment or service by the Company for Cause or (ii) such Participant’s Restrictive Covenant Breach shall be the lower of (A) the Fair Market Value of the Call Securities as of the date on which the Call Option is exercised and (B) the price paid by the Participant for such Call Securities, if any, which, in the case of Options that were exercised, will be the Exercise Price. Upon the exercise of a Call Option under any other circumstances other than those described in the preceding sentence, the purchase price for the Call Securities will be the Fair Market Value of the Call Securities as of the date on which the Call Option is exercised.

11.4                        Closing. The closing of the exercise of any Call Option will take place on the date designated by the Company in the Call Notice. The Company will pay for the Call Securities to be purchased pursuant to a Call Option by delivery of cash, in immediately available funds, to the holder or holders of Call Securities in the aggregate amount of the purchase price for such Call Securities. The Company will receive customary representations and warranties from each seller, including, without limitation, regarding the valid and authorized sale of the Call Securities, as applicable, and that such seller has good and marketable title to the Call Securities, free and clear of all liens, claims and other encumbrances. The Company is authorized to withhold from any purchase price amounts of withholding and other taxes required to be withheld by the applicable employment tax rules, and to take such other action as the Board may deem advisable to enable the Company to satisfy obligations for the payment of withholding taxes relating to any sale of Call Securities. This authority shall include authority to withhold or receive property and to make cash payments in respect thereof in satisfaction of such withholding tax obligations.

Article 12.             Compliance with Section 409A

12.1                        General. The Company intends that the Plan and all Awards be construed to avoid the imposition of additional taxes, interest and penalties pursuant to Section 409A. Notwithstanding the Company’s intention, in the event any Award is subject to such additional taxes, interest or penalties pursuant to Section 409A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 409A, (b) preserve the intended tax treatment of any such Award or (c) comply with the requirements of Section 409A, including, without limitation, any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of the grant. In no event shall the Company or any of its Subsidiaries or Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant under Section 409A or for any damages for failing to comply with Section 409A.

12.2                        Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or Award Agreement, any payments of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter. Any remaining payments of nonqualified deferred compensation shall be paid without delay and at the time or times such payments are otherwise scheduled to be made.

12.3                        Separation from Service. A termination of Service shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of Service unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of service” or like term shall mean “separation from service.”

Article 13.             Adjustments

13.1                        Adjustments in Authorized Shares. In the event of any corporate event or transaction involving the Company, a Subsidiary or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company), such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split-up, spin-off, combination of Shares, exchange of Shares, dividend in kind, extraordinary cash dividend, amalgamation or other like change in capital structure (other than normal cash dividends to stockholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in its sole discretion: the number and kind of Shares or other property that may be issued under the Plan or under particular forms of Awards; the number and kind of Shares or other property subject to outstanding Awards; the Option Price, grant price or purchase price applicable to outstanding Awards; and/or other value determinations (including performance conditions) applicable to the Plan or outstanding Awards. All adjustments shall be made in good-faith compliance with Section 409A. For the avoidance of doubt, the purchase of Shares or other equity securities of the Company by a stockholder of the Company or any third party from the Company shall not constitute a corporate event or transaction giving rise to an adjustment described in this Section 13.1.

13.2                        Change in Control. Upon the occurrence of a Change in Control after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall specify otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including, without limitation, the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards (excluding the consideration payable upon settlement of the Awards); (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Shares, other property or any combination thereof) as determined in the sole discretion of the Committee and which value may be zero; provided, that in the case of Options and Stock Appreciation Rights or similar Awards, the fair value may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Awards (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being cancelled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being cancelled, or if no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earnouts, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of Shares in connection with the Change in Control; and (f) cancellation of all or any portion of outstanding unvested and/or unexercisable Awards for no consideration.

Article 14.                                           Duration; Amendment, Modification, Suspension and Termination

14.1                        Duration of Plan. Unless sooner terminated as provided in Section 14.2, this Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

14.2                        Amendment, Modification, Suspension and Termination of Plan. Subject to the terms of the Plan, the Committee may amend, alter, suspend, discontinue or terminate this Plan or any portion thereof or any Award (or Award Agreement) hereunder at any time, in its sole discretion; provided, that no action taken by the Committee shall adversely affect in any material respect any rights granted to any Participant under any outstanding Awards (other than pursuant to Article 12 or as the Committee deems necessary to comply with applicable law.

Article 15.             General Provisions

15.1                        No Right to Service or Award. The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the Service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the Service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

15.2                        Settlement of Awards. Each Award Agreement shall establish the form in which the Award shall be settled. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be issued, rounded, forfeited, or otherwise eliminated.

15.3                        Tax Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. The Committee, in its sole discretion, may permit Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value equal to the minimum statutory total tax that could be imposed in connection with any such taxable event.  In addition, the Committee, subject to its having considered the applicable accounting impact of any such determination, has full discretion to allow a Participant to satisfy, in whole or in part, any additional income, employment and/or other applicable taxes payable by such Participant with respect to an Award by electing to have the Company withhold from the Shares otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).

15.4                        No Guarantees Regarding Tax Treatment. Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee and the Company make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A or Section 457A of the Code or otherwise, and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.

15.5                        Non-Transferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of the Participant’s death (subject to the applicable laws of descent and distribution), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary or Affiliate. No transfer shall be permitted for value or consideration. An award exercisable after the death of a Participant may be exercised by the heirs, legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs, legatees, personal representatives or distributees of the Participant shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

15.6                        Stockholders Agreement; Conditions and Restrictions on Shares. Shares received in connection with Awards granted hereunder shall be subject to all of the terms and conditions of the Stockholders Agreement, including all transfer restrictions, repurchase options and participation rights set forth therein (except to the extent that the express terms of the Stockholders Agreement provide otherwise for Shares received in connection with Awards). As a condition to receiving, exercising or settling an Award, if not already fully bound by the terms set forth in the Stockholders Agreement, each Participant shall sign (a) a joinder agreement pursuant to which such Participant shall become fully bound by the terms set forth in the Stockholders Agreement, and (b) any registration rights agreement as the Committee may require. The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, requirements that the Participant: (i) hold the Shares received for a specified period of time or (ii) represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

15.7                        Shares Not Registered and Rule 701. Shares and Awards shall not be issued under this Plan unless the issuance and delivery of such Shares and any Awards comply with (or are exempt from) all applicable requirements of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares or any Awards under this Plan, and, accordingly, any certificates for Shares or documents granting Awards may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the issuance of securities under this Plan is not required to be registered under any applicable securities laws, each Participant to whom such security would be purchased or issued shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company reasonably requires.  The Plan is a “compensatory benefit plan” within the meaning of Rule 701 under the Securities Act and an “employee compensation plan” within the meaning of Section 12(g)(5) of the Exchange Act, and all Awards granted under the Plan are intended to qualify for an exemption from the registration requirements under the Securities Act, including, without limitation, pursuant to Regulation D or Rule 701 under the Securities Act.

15.8                        Awards to Non-U.S. Eligible Persons. To comply with the laws in countries other than the United States in which the Company or any Subsidiary or Affiliate operates or engages Eligible Persons, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries or Affiliates shall be covered by the Plan; (b) determine which Employees and Directors outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to

Eligible Persons outside the United States to comply with applicable foreign laws; (d) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and (e) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.

15.9                        Rights as a Stockholder. Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

15.10                 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

15.11                 Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

15.12                 No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (a) limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of or to its capital or business structure or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets; or (b) limit the right or power of the Company to take any action that it deems to be necessary or appropriate.

15.13                 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

15.14                 Governing Law. This Plan and each Award Agreement and all claims or causes of action or other matters (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Plan or any Award Agreement or the negotiation, execution or performance of this Plan or any Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict- or choice-of-law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

15.15                 Effective Date. The Plan shall be effective as of the date of its adoption by the Board, which date is set forth below (the “Effective Date”).

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This Plan was duly adopted and approved by the Board of Directors of the Company on June 13, 2018, and was amended and restated by the Board on May 23, 2019.